[SHIP] [VANGUARD LOGO]

VANGUARD VARIABLE INSURANCE FUND

INTERNATIONAL PORTFOLIO


SUPPLEMENT TO THE PROSPECTUS DATED APRIL 29, 2009

VIRGINIE MAISONNEUVE, CFA, Head of Schroders' Global and International Equities. She has worked in investment management since 1987; has managed assets for Schroders since 2004; and has jointly managed a portion of the Portfolio since 2005. Education: a degree from the People's University in Beijing, China, and a Diplome de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

SIMON WEBBER, CFA, Fund Manager and Global Sector Specialist of Schroders' Global and International Equities, has worked in investment management since 1999; has managed assets for Schroders since 2001; and has jointly managed a portion of the Portfolio with Ms. Maisonneuve since 2009. He holds a B.Sc. from the University of Manchester.

JAMES K. ANDERSON, Chief Investment Officer, Partner of Baillie Gifford & Co., and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003. Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

GRAHAM FRENCH, Portfolio Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Portfolio with Mr. Aldridge since 2008. Education: B.Sc., University of Durham.

GREG ALDRIDGE, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Portfolio with Mr. French since 2008. Prior to joining M&G, Mr. Aldridge worked for a management consulting firm from 2001 until 2004. Education: M.A., Cambridge University; M.B.A., INSEAD.

CFA(R) is a trademark owned by CFA Institute.






(c) 2009 The Vanguard Group, Inc. All rights reserved.
    Vanguard Marketing Corporation, Distributor.                    PS64A 122009

                                                          [SHIP] [VANGUARD LOGO]






VANGUARD VARIABLE INSURANCE FUND
INTERNATIONAL PORTFOLIO



SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2009

The information under the Investment Advisory Services section, in the Other Accounts Managed subsection, for Schroders, on page B-52 of the Statement of Additional Information, is replaced as follows:

Virginie Maisonneuve jointly manages a portion of the International Portfolio; as of December 31, 2008, the Portfolio held assets of $1.1 billion. As of December 31, 2008, Ms. Maisonneuve also managed three other registered investment companies with total assets of $5.4 billion (advisory fees based on account performance for one of these accounts with total assets of $37 million), six other pooled investment vehicles with total assets of $362 million (advisory fees based on account performance for one of these accounts with total assets of $25 million), and 12 other accounts with total assets of $1.9 billion (advisory fees based on account performance for two of these accounts with total assets of $316 million).

Simon Webber jointly manages a portion of the International Portfolio; as of October 31, 2009, the Portfolio held assets of $1.5 billion. As of October 31, 2009, Mr. Webber also managed two other registered investment companies with total assets of $265 million; four other pooled investment vehicles with total assets of $301 million; and eight other accounts with total assets of $517 million. None of these accounts had advisory fees based on account performance.












(C) 2009 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       SAI064 122009